MARCH INVESTOR PRESENTATION

Certain statements and information in this presentation may constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will” or similar expressions are intended to identify forward - looking statements (including those contained in certain visual depictions) in this presentation. These forward - looking statements reflect the Company's current expectations and /or beliefs concerning future events. The Company has made every reasonable effort to ensure that the information, estimates, forec asts and assumptions on which these statements are based are current, reasonable and complete. However, these forward - looking statements are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ mater ial ly from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, our ability to integrate Metl - Span LLC with the Company’s business and to realize the anticipated benefits of such acquisition (“Acquisition”); ability to make strategic acquisitions accretive to earnings; industry cyclicality and seasonality and adverse weather conditions; ability to service or refinance the Company's existing debt and ability to obtain future financing; ability to comply with financial tests and covenants contained in the Company’s existing and future debt obligations; operational limitations o r restrictions in connection with our debt; recognition of asset impairment charges; fluctuations in customer demand; retention and replacement of key personnel; enforcement and obsolescence of intellectual property rights; raw material pricing and supply, including steel; competitive activity and pricing pressure; general economic conditions affecting the markets we serve; current economic volatility in the U.S. and abroad generally, and in the credit markets; hazards that may cause personal injury or property damage, thereby subjecting us to liabilities and possible losses, which may not be covered by insurance; breaches of our information sec urity system security measures; pending legal and administrative proceedings, settlements, investigations, claims and other matters ; c osts related to environmental cleanups and liabilities; changes in laws or regulations ; the volatility of the Company's stock price; and the substantial rights, seniority and dilutive effect on our common stockholders of the convertible preferred stock issued to inv est ment funds affiliated with CD&R, LLC. See also the “Risk Factors” in the Company's Annual Report on Form 10 - K for the fiscal year ended October 28, 2012, and in its subsequent Quarterly Reports on Form 10 - Q which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward - looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward - lookin g statements, whether as a result of new information, future events, or otherwise. This presentation may also contain non - GAAP financial information. The Company’s management uses this information in its interna l analysis of results and believes that this information may be informative to investors in gauging the quality of the Company’ s f inancial performance, identifying trends in our results and providing meaningful period - to - period comparisons. For additional information regarding these non - GAAP measures, including any required reconciliations to the most directly comparable financial measure calculated according to GAAP, see in the Appendix section of this presentation. Cautionary Statement Regarding Forward - Looking Statements 2

Mission Statement 3 It is our mission to produce sustainable products and systems, for the metal construction industry, of enduring quality that enhance the beauty , form and function of structures in which people work, live, play, learn, worship and use for storage and protection.

4 Vision Statement It is the vision of NCI to be the undisputed leader in the U.S. building construction industry by providing superior products and services through our metal coil coating, metal components and custom metal building systems divisions.

The Market

Nonresidential Market Segments 6

• Significant operating expertise • Management averages 16 years of experience in the metal building manufacturing industry • Proven ability to operate and grow the business and to execute cost reduction initiatives in the current downturn • Leading market positions in all operating segments • High quality, well - respected stable of brands marketed through a broad network of builders and distributors • Large variety of products and services • Participates in highly fragmented markets and has attractive spread of risk in terms of geography, end - market applications and customer concentration • 38 manufacturing plants located throughout North America operated in an efficient “hub - and - spoke” network • Places manufacturing and distribution operations closer to our customers • Affiliated builder network and architectural relationships provide substantial and extended channels to market • Each segment uses same type of steel • Ability to receive contract pricing without long - term contracts • Significant ability to flex manufacturing infrastructure and ESG&A levels to changes in volume • Vertically integrated producer enabling faster turnaround times – majority of orders are completed in 1 – 3 months • Positioned to capitalize on material conversion trends and green initiative • Actively pursuing market leading initiatives Leading Market Positions and Strong Brands Motivated and Experienced Management Team Integrated Business Model Well Positioned for Growth Efficient Distribution Model High Volume Producer with Flexible Cost Structure NCI’s Strategic Positioning 7

SEGMENT METAL COIL COATING METAL COMPONENTS ENGINEERED BUILDING SYSTEMS Focus Cleaning, treating & painting flat rolled metal coil substrates Metal roof & wall systems, metal partitions, metal doors, etc. Engineered building systems for low rise nonresidential markets Key Products Product Utilization Used by manufacturers of metal components and engineered building systems (NCI’s other segments used approximately 51% of production). Also sold to other manufacturers of painted metal goods, such as the appliance industry. Roof and wall systems with specialized product lines such as insulated metal panels and standing seam roof panels for architectural and commercial/industrial applications, as well as traditional single - skin, thru - fastener panels primarily used for agricultural and residential facilities; secondary structural (purlins and girts), as well as ancillary accessories such as doors and trim. Custom designed, engineered, ready for assembly primary structural framing, secondary structural members (purlins and girts) as well as metal roofs and walls. NCI Companies FY2012 % of Total Revenue 7% 39% 54% FY2012 % of Total EBITDA 1 21% 37% 42% Segment EBITDA excludes Corporate Costs of $47.1 MM 1 Three Integrated Segments 8

NCI Locations 9 Metal Coil Coaters Metal Components Building Systems

State as of close of 2012 unless otherwise noted 181 397 6 51% 31% 18% Metal Coil Coating 10 ▪ Cleans, treats, coats and paints flat - rolled metal coil substrates ▪ Slits and/or embosses coated coils Manufacturers of painted steel products: ▪ Metal Buildings ▪ Light Fixtures ▪ HVAC ▪ Water Heater Jackets ▪ Walk - in Coolers PRODUCTS CUSTOMERS Light Gauge Coil Coating Est. Rank % Market Share Precoat Metals Division 1 45% NCI 2 11% SDI 3 9% Steelscape 4 8% Others N/A 27% Total 100% Heavy Gauge Hot Rolled Steel Coating Est. Rank % Market Share NCI 1 40% Hanna Steel 2 24% Midwest Metal Coaters 3 17% SDI 4 12% Others N/A 7% Total 100% Source: 2011 NCI Estimates STATS (Volume in tons) Internal : External: ▪ Construction ▪ All Other MARKET SHARE PERFORMANCE No. of Customers: No . of Employees: No . of Plants : END USE (FY 2012) Revenue, EBITDA and EBITDA Margin % 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 External Revenue ($M) 127 123 111 118 84 97 53 65 76 81 EBITDA ($M) 26 31 25 30 32 39 13 21 23 26 EBITDA Margin % 20.5 25.5 22.9 25.9 37.9 39.9 24.3 32.8 30.0 31.7

29,210 1,359 24 25% 50% 22% 3% State as of close of 2012 unless otherwise noted PRODUCTS Metal Components 11 CUSTOMERS ▪ Small , medium and large contractors ▪ Specialty roofers ▪ Engineered building fabricators ▪ Distributors/lumberyards ▪ End users ▪ Pre - formed metal roof and wall systems ▪ Insulated metal panels ▪ Secondary structural members ▪ Flashings and accessories ▪ Roll - up doors and interior partition systems Metal Components Est. Rank % Market Share NCI 1 15% Metal Sales 2 7% Centria 3 5% McElroy 4 5% Kingspan 5 4% Fabral 6 4% Firestone 7 4% Others N/A 56% Total 100% No. of Customers : No. of Employees : No. of Plants : STATS (Volume in tons) Internal : External: ▪ Commercial & Industrial ▪ Ag & Res ▪ Retail END USE (FY 2012) MARKET SHARE PERFORMANCE Revenue, EBITDA and EBITDA Margin % 2003* 2004* 2005* 2006* 2007 2008 2009 2010 2011 2012** External Revenue ($M) 473 548 567 671 562 600 389 328 354 447 EBITDA ($M) 55 83 86 102 60 92 46 37 30 46 EBITDA Margin % 11.6 15.1 15.2 15.2 10.7 15.4 11.8 11.2 8.4 10.3 * Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008. ** 2012 Includes 4 months acquisition of Metl - Span. Source : 2012 NCI Estimates

3,474 2,367 8 Engineered Building Systems 12 ▪ Custom engineered buildings ▪ Self - storage mini - warehouses ▪ Long Bay ® System Engineered Building Systems % Market Share NCI 25% BlueScope Buildings 25% Nucor Building Systems 25% Others 25% Total 100% PRODUCTS CUSTOMERS ▪ Builder network ▪ General contractors ▪ Developers ▪ Custom fabrication customers ▪ End users No. of Builders: No . of Employees: No . of Plants: STATS ▪ Authorized Builders/Erectors ▪ Direct Sales ▪ Non - Affiliated Builders ▪ Resellers/Private Label SALES CHANNEL MARKET SHARE PERFORMANCE FY2012 SHIPMENT TONS 59% 20% 13% 8% Source: 2012 NCI Estimates Revenue, EBITDA and EBITDA Margin % 2003* 2004* 2005* 2006* 2007 2008 2009 2010 2011 2012 External Revenue ($M) 297 414 452 782 980 1,066 523 477 530 626 EBITDA ($M) 24 40 54 83 130 122 29 1 28 52 EBITDA Margin % 8.1 9.8 11.9 10.7 13.3 11.4 5.6 0.1 5.2 8.3 * RCC acquisition (Robertson, Ceco and Star) completed in April 2006. Results included from acquisition date . * Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008. 47% 20% 11% 8% 7% 4% 3% Manufacturing Institutional Retail & Offices Oil & Gas Agricultural Comml Storage Miscellaneous

-40 -30 -20 -10 0 10 20 30 -80 -60 -40 -20 0 20 40 Jun-90 Feb-94 Oct-97 Jun-01 Feb-05 Oct-08 Jun-12 Fed Sen. Loan Survey (Avg. of Net % Easing + Net % Reporting Stronger Demand) Nonresidential Real Nonresidential (Structures) Investment, y/y%, Advanced 4Qs Source: Bloomberg, MKM Partners Updated: January 2013 Nonresidential Investment Recovery 13 Federal Sen. Loan Survey Real Nonresidential (Structures) Investment

Architectural Market Activity Commercial/Industrial Billings Index 14 25 30 35 40 45 50 55 60 65 70 Jan-00 May-00 Sep-00 Jan-01 May-01 Sep-01 Jan-02 May-02 Sep-02 Jan-03 May-03 Sep-03 Jan-04 May-04 Sep-04 Jan-05 May-05 Sep-05 Jan-06 May-06 Sep-06 Jan-07 May-07 Sep-07 Jan-08 May-08 Sep-08 Jan-09 May-09 Sep-09 Jan-10 May-10 Sep-10 Jan-11 May-11 Sep-11 Jan-12 May-12 Sep-12 Jan-13 Commercial/Industrial Billings Updated: January 2013 Source: American Institute of Architects Commercial/Billings Index Activity above 50 indicates growth, below indicates decline. The C&I Index has realized nine consecutive months of growth.

14.3% 13.5% 12.8% 12.2% 10.8% 10.3% 11.0% 9.4% 11.7% 10.9% 10.1% 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 CBRE Industrial Vacancy REIS Industrial Vacancy Construction Activity Industrial Vacancy Rates vs. Construction Activity 15 Vacancy Rate Construction Activity (square feet in millions) Source: McGraw - Hill (Dotted lines represent projection) Updated: January 2013

Nonresidential Construction Activity Historical and Forecast Volume for Square Feet 1,144 1,404 776 679 699 743 919 600 800 1,000 1,200 1,400 1,600 1,800 2,000 '67 '68 '69 '70 '71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Updated: January 2013 Square Feet (in millions) Source: McGraw - Hill Millions of Square Feet Construction Activity Source: McGraw - Hill Linear Trend (Dotted lines represent projection) 16

-50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% '68 '69 '70 '71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 GDP Construction Activity Updated: January 2013 GDP vs. Construction Activity Percentage Change Correlation 0.85 % Change GDP % Change Construction Activity Source: McGraw - Hill 17

$45 $40 $38 $27 $16 $14 $21 $26 $36 $53 $60 $65 $77 $77 $0 $15 $30 $45 $60 $75 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4' 10 Q1 '11 Q2 '11 Q3 '11 Q4' 11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 LTM Adjusted EBITDA 18 Dollars (in millions) * Metl - Span was acquired in June 2012.

$154 $84 $201 $45 $16 $36 $77 1,867 1,404 1,667 776 600 700 800 900 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1,700 1,800 1,900 2,000 -$30 -$10 $10 $30 $50 $70 $90 $110 $130 $150 $170 $190 $210 $230 $250 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Adjusted EBITDA Construction Activity Updated: January 2013 Historical Performance & Nonresidential Activity Adjusted EBITDA vs. Construction Activity 19 Adjusted EBITDA ($ in millions) Construction Activity (square feet in millions) Source: McGraw - Hill (Dotted line represents projection)

$154 $84 $201 $45 $16 $36 $77 87 66 82 236 152 156 182 165 0 20 40 60 80 100 120 140 160 180 200 220 240 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 $240 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Adjusted EBITDA CRU Steel Price Index Updated: January 2013 Historical Performance & Steel Price Activity Adjusted EBITDA vs. Steel Activity 20 Adjusted EBITDA ($ in millions) CRU Index in October

Steel Price Activity CRU North America Steel Price Index 21 The CRU North America Steel Price Index has been published by the CRU since 1994. It’s based on a survey of industry participants and is commonly u sed in the settlement of physical and financial contracts within the steel industry. The prices surveyed are purchases for forward deliv ery , according to lead time, which will vary by approximately one to two months. ( 1994 Index = 100) NCI Plan 65.58 178.05 269.14 112.48 181.93 218.53 0 50 100 150 200 250 300 Apr-94 Oct-94 Apr-95 Oct-95 Apr-96 Oct-96 Apr-97 Oct-97 Apr-98 Oct-98 Apr-99 Oct-99 Apr-00 Oct-00 Apr-01 Oct-01 Apr-02 Oct-02 Apr-03 Oct-03 Apr-04 Oct-04 Apr-05 Oct-05 Apr-06 Oct-06 Apr-07 Oct-07 Apr-08 Oct-08 Apr-09 Oct-09 Apr-10 Oct-10 Apr-11 Oct-11 Apr-12 Oct-12 Apr-13 Oct-13 Updated: January 2013 CRU North America Steel Price Index

Material Cost Comparisons Over Time Producer Price Index thru January 2013 0 20 40 60 80 100 120 140 160 180 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Concrete Block and Brick Hardwood Lumber Asphalt Roofing Steel Mill Products Updated: January 2013 Index reset to 2007 as base year Producer Price Index 22

Financial Overview

Historical Financial Perspective 24 ($ in millions) 1999 2000 2001 2002 2003 2004 2005 2006 a 2007 2008 b 2009 b 2010 2011 2012 d Revenue 937$ 1,018$ 955$ 953$ 898$ 1,085$ 1,130$ 1,571$ 1,625$ 1,763$ 965$ 871$ 960$ 1,154$ % Growth 38.7% 8.7% -6.2% -0.2% -5.8% 20.8% 4.2% 39.0% 3.4% 8.5% -45.3% -9.8% 10.2% 20.3% COGS 697$ 762$ 742$ 741$ 701$ 823$ 851$ 1,187$ 1,221$ 1,319$ 749$ 700$ 758$ 898$ % of Revenue 74.4% 74.8% 77.7% 77.7% 78.0% 75.8% 75.3% 75.6% 75.2% 74.8% 77.6% 80.4% 79.0% 77.8% Gross Profit c 240$ 256$ 213$ 212$ 197$ 262$ 279$ 384$ 404$ 444$ 216$ 171$ 202$ 256$ % Margin 25.6% 25.2% 22.3% 22.3% 22.0% 24.2% 24.7% 24.4% 24.8% 25.2% 22.4% 19.6% 21.0% 22.2% ESG&A c 120$ 131$ 133$ 141$ 140$ 165$ 175$ 246$ 272$ 285$ 211$ 191$ 200$ 221$ % of Revenue 12.8% 12.9% 14.0% 14.8% 15.6% 15.2% 15.5% 15.7% 16.7% 16.2% 21.9% 21.9% 20.8% 19.2% EBIT c 120$ 125$ 80$ 71$ 57$ 97$ 104$ 138$ 132$ 159$ 5$ (20)$ 2$ 35$ % Margin 12.8% 12.3% 8.4% 7.5% 6.3% 8.9% 9.2% 8.8% 8.1% 9.0% 0.5% -2.3% 0.2% 3.1% Adjusted EBITDA 146$ 154$ 105$ 100$ 84$ 128$ 138$ 176$ 176$ 201$ 45$ 16$ 36$ 77$ % Margin 15.6% 15.1% 11.0% 10.5% 9.3% 11.8% 12.2% 11.2% 10.8% 11.4% 4.7% 1.9% 3.7% 6.6% Capex 33$ 29$ 15$ 9$ 18$ 9$ 20$ 27$ 42$ 25$ 22$ 14$ 21$ 28$ % of Revenue 3.6% 2.8% 1.6% 1.0% 2.0% 0.9% 1.7% 1.7% 2.6% 1.4% 2.3% 1.6% 2.2% 2.4% a RCC acquisition completed in April 2006. Results included from acquisition date. b Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Excludes special charges. d Metl-Span acquisition completed in June 2012. Results included from acquisition date. Last Nonres Downturn Current Nonres Downturn

Capitalization 25 ($ in millions) FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 Jan. 27, 2013 Cash $75 $68 $90 $77 $79 $55 $26 Debt: $125 Million Revolver --- --- n/a n/a n/a n/a n/a $125 Million ABL Credit Facility n/a n/a --- --- --- n/a n/a $150 Million ABL Revolver a n/a n/a n/a n/a n/a --- --- Term Loan (net of unamortized discount ) f 315 293 150 136 131 237 229 Convertible Notes 180 180 --- n/a n/a n/a n/a Industrial Revenue Bond 2 1 --- n/a n/a n/a n/a Total Debt $497 $474 $150 $136 $131 $237 $229 Net Debt Leverage 2.39x 2.02x 1.34x 3.66x 2.27x 2.23x e 2.55x e Convertible Preferred Stock c : Liquidation value n/a n/a $250 $282 $297 $345 $345 As - Converted Common Shares n/a n/a 39.22 44.3 46.6 54.1 54.1 As - Converted Market Value d n/a n/a $384 $439 $441 $608 $833 Common Stock: Shares Outstanding 3.9 3.9 18.1 19.3 19.8 20.4 20.7 Market Value d $724 $367 $177 $191 $188 $229 $318 Total As - Converted Common Stock: Shares Outstanding 3.9 3.9 57.3 63.6 66.4 74.5 74.8 As - Converted Market Value d $724 $367 $562 $630 $629 $837 $1,151 a On June 22, 2012, the Company amended its ABL facility to facilitate the acquisition of Metl - Span. The new $150 ABL facility matures on May 2, 20 17, bears interest at L+250 to L+300 depending on excess availability and is subject to a springing fixed charge coverage ratio of 1.0:1.0 when excess availability is below $15 milli on. b On June 22, 2012, the Company replaced its Term Loan with a new $250 million facility to facilitate the acquisition of Metl - Spa n. The new Term Loan matures on May 2, 2018, bears interest at L+675, has a LIBOR floor of 125, amortizes 0.25% per quarter, and is subject to a minimum net debt leverage ratio of 3.75x, 3.25x, and 2.7 5x at the end of fiscal 2012, 2013, and thereafter respectively. c On May 8, 2012, the Convertible Preferred Stock was amended to no longer require dividends. Prior to this date, the securitie s required dividends to be paid at a rate of 8% if paid in cash, or 12% if paid in kind. Subsequent to this date, the number of shares no longer continue to increase as the result of dividends paid in kind. A s c onsideration paid for the dividend elimination, the Company issued additional shares of preferred stock which are convertible into approximately 5.9 million shares of common stock. This consideration inc lud ed 1 million shares for the dividend that had accrued from March 16, 2012 to May 18, 2012 and the remaining payment to eliminate future dividend requirements. The updated as - converted value is provided ba sed on the Company's closing stock price on May 8, 2012. d Determined by multiplying the shares outstanding on an as - converted basis by the closing common stock price on the last trading day of the respective periods. e Calculated on a pro forma basis including Metl - Span for the trailing 12 - month period. f Net of unamortized discount for October 28, 2012 and January 27, 2013 of $11,806 and $11,285, respectively.

Balance Sheet 26 ($ in thousands) Nov 1, 2009 Oct 31, 2010 Oct 30 , 2011 Oct 28 , 2012 Jan 29 , 2012 Jan 27, 2013 ASSETS Current assets: Cash and cash equivalents $ 90,419 $ 77,419 $ 78,982 $ 55,158 $ 66,706 $ 25,827 Restricted cash 5,154 2,839 2,836 1,375 2,837 1,376 Accounts receivable, net 82,889 81,896 95,381 133,475 79,722 108,953 Inventories, net 71,537 81,386 88,531 106,015 - 113,770 Deferred income taxes 18,787 15,101 20,405 21,926 20,168 25,941 Income tax receivable 27,622 15,919 1,272 549 1,123 964 Prepaid expenses and other 22,816 23,775 24,204 23,337 126,074 23,704 Total current assets 319,224 298,335 311,611 341,835 296,630 300,535 Property, plant and equipment, net 232,510 214,453 208,514 268,875 208,659 266,812 Goodwill 5,200 5,200 5,200 76,746 5,200 76,856 Intangible assets, net 28,370 26,312 24,254 53,028 23,739 52,015 Other assets 28,864 16,224 11,575 11,000 10,387 10,505 Total assets $ 614,168 $ 560,524 $ 561,154 $ 751,484 $ 544,615 $ 706,723 LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT) Current liabilities: Current portion of long - term debt and notes payable $ 14,645 $ 289 $ 292 $ 3,015 $ - $ 2,500 Accounts payable 71,252 70,589 88,158 113,177 79,322 84,208 Accrued compensation and benefits 37,215 31,731 34,616 43,066 30,320 37,571 Other accrued expenses 55,573 48,269 50,977 60,800 47,377 59,155 Total current liabilities 178,685 150,878 174,043 220,058 157,019 183,434 Long - term debt (net of current portion and unamortized discount ) 136,085 136,305 130,699 234,444 130,199 226,215 Deferred income taxes 18,848 10,947 7,312 35,565 7,378 36,579 Other long - term liabilities 7,657 4,820 10,081 11,995 10,076 12,013 Total long - term liabilities 162,590 152,072 148,092 282,004 147,653 274,807 Series B cumulative convertible participating preferred stock 222,815 256,870 273,950 619,950 280,558 619,950 Redeemable common stock - 3,418 759 - 179 - Stockholders’ equity (deficit ) 50,078 (2,714) (35,690) (370,528) (40,794) (371,468) Total liabilities and stockholders’ equity (deficit) $ 614,168 $ 560,524 $ 561,154 $ 751,484 $ 544,615 $ 706,723

Cash Flow 27 ($ in thousands) ) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Operating Cash Flow Net income (Loss) 22,800 44,890 51,337 68,946 58,568 73,278 (750,796) a (26,877) (9,950) 4,913 Depreciation & Amortization 23,007 22,974 24,488 31,092 36,242 36,333 33,531 34,504 33,214 33,840 Other Non - cash Items 4,284 10,029 14,540 13,804 6,418 19,727 759,597 a 5,311 3,501 17,616 Changes in Working Capital 19,177 (54,163) 27,902 7,672 36,397 (89,144) 53,004 (6,632) 14,672 (8,647) Operating Cash Flow 69,268 23,730 118,267 121,514 137,625 40,194 95,336 6,306 41,437 47,722 Investing Cash Flow Acquisitions (4,310) --- (27,399) (366,598) (20,086) --- --- --- --- (140,991) Capital Expenditures (17,912) (9,327) (19,524) (27,056) (42,041) (24,803) (21,657) (14,030) (21,040) (28,151) Other 3,891 3,316 1,118 308 5,764 6,113 2,589 767 583 2,992 Investing Cash Flow (18,331) (6,011) (45,805) (393,346) (56,363) (18,690) (19,068) (13,263) (20,457) (166,150) Financing Cash Flow Debt Repayment (48,550) (243,750) (23,700) (78,511) (91,447) (26,529) (235,874) (15,669) (7,148) (148,582) Debt Issuance --- 200,000 180,000 200,000 90,500 --- --- --- --- 252,597 Convertible Preferred Stock --- --- --- --- --- --- 250,000 --- --- --- Refinancing Costs --- --- --- --- --- --- (54,659) (125) (200) (9,399) Stock Repurchases (114) --- (40,676) (37,572) (36,122) (2,226) (451) (381) (1,477) (1,529) Payment of Cash Dividends on CPS --- --- --- --- --- --- --- --- (11,039) --- Other 2,401 20,049 4,408 12,104 5,444 (1) (12,967) b 10,140 b 467 1,463 Financing Cash Flow (46,263) (23,701) 120,032 96,021 (31,625) (28,756) (53,951) (6,035) (19,397) 94,550 Exchange Rate Changes --- --- --- 133 379 399 (99) (8) (20) 54 Net Increase (Decrease) in Cash 4,674 (5,982) 192,494 (175,678) 50,016 (6,853) 22,218 (13,000) 1,563 (23,824) a Includes $622.6 million for goodwill and other intangible asset impairment, $97.6 million debt extinguishment charge, $40 million lower of cost or ma rk et charge, $11.2 million change of control charges, $9.1 million restructuring charges and $6.3 million asset impairment. b Includes $13.0 million and $10.1 million for restricted cash for cash collateralized letters of credit from fiscal 2009 and 2010, respective ly .

28 Simplified Illustration of Diluted EPS a Earnings are allocated between those securities that have rights to participate in future dividend distributions based on their relati ve weighted average ownership interests. Losses are not allocated to participating securities because they are not contractually obligated to fun d o r otherwise share in those losses. b Example B assumes that stock options are dilutive after having applied the treasury stock method. c If using the “if converted” method resulted in lower diluted earnings per share than the two class method, the lower amount woul d g enerally be reported. However, given the Company’s capital structure, this is not likely to occur. (dollars and shares in millions, except per share amounts) (amounts are provided for illustration and are NOT historical or forward looking) WTD AVG. EXAMPLE A EXAMPLE B OWN. INT. LOSS EARNINGS Diluted EPS Numerator, Two Class Method Net income (loss) (GAAP) (100.0) 100.0 Deduct Convertible Preferred Stock dividend (7.5) (7.5) Deduct Convertible Preferred Stock accretion (0.5) (0.5) Deduct non-cash beneficial conversion feature charge (5.0) (5.0) Net income (loss) applicable to common shares (113.0) 87.0 Deduct earnings allocated to participating securities a Unvested restricted common stock 1.8% - 1.6 Convertible Preferred Stock 72.5% - 63.1 Net income (loss) allocated to common shares 25.7% (113.0) 22.4 Diluted EPS Denominator, Two Class Method Weighted average common shares outstanding 20.4 20.4 Unvested restricted common stock (1.2) (1.2) Dilutive impact of stock options outstanding b - 0.2 Diluted weighted average common shares outstanding 19.2 19.4 Diluted Earnings Per Share, Two Class Method c (5.89)$ 1.15$

Fiscal Year 2011 ADJUSTED OP PROFIT $55 million a Engineered Building Systems 54% Metal Components 39 % Metal Coil Coating 7% Adjusted Operating Segment Results Fiscal Year 2011 vs. Fiscal Year 2012 29 a Before corporate expenses. In addition, see Appendix for the reconciliation of the non - GAAP financial measure to the GAAP financial measure . Fiscal Year 2011 THIRD PARTY SALES $960 million Engineered Building Systems 41% Metal Components 35% Metal Coil Coating 24 % Fiscal Year 2012 ADJUSTED OP PROFIT $92 million a Fiscal Year 2012 THIRD PARTY SALES $1,154 million Engineered Building Systems 55% Metal Components 37% Metal Coil Coating 8% Engineered Building Systems 25% Metal Components 42% Metal Coil Coating 33%

Strategy

Five - Year Growth Strategy 31 ▪ Corporate - Wide Initiatives • Fixed cost containment as the nonresidential construction market improves is our top corporate - wide initiative • Continue to identify and assess opportunistic acquisitions • Enhance plant utilization through expanded use of our Hub & Spoke Distribution model • Continue to focus on leveraging Technology and Automation to be lowest cost producer ▪ Coatings Division • Diversify external customer base to substantially increase toll and package sales • Continue to leverage efficiency improvements to be lowest cost producer • Open our recently purchased Middletown, Ohio coating facility ▪ Components Division • Expand our Insulated Metal Panel product offering by bringing online new state - of - the - art manufacturing facilities in Jackson, MS and Mattoon, IL and acquiring leading manufacturer Metl - Span ▪ Buildings Division • Marketing and Sales initiatives that enhance geographic and end market focus • Reduce cycle time and costs through virtual centralization of Engineering and Drafting based on common suite of engineering applications • Improving manufacturing efficiencies through the enhancement of our supply chain

Insulated Metal Panels: Product & Process Photos 32 Polyisocyanurate Insulation Exterior Metal Skin Interior Metal Skin ▪ Wide range of market and construction applications ▪ Improves thermal performance ▪ Increases energy efficiency ▪ Supports many LEED and green requirements ▪ Reduces a building’s operational expenses ▪ Easy installation accelerates construction schedules

Insulated Metal Panels: Metl - Span 33

- BUILDING COMPLEXITIES - FINANCIAL - SUSTAINABILITY Appendices

End Uses for Complexity Classifications 35

2009 Recessionary Operational & Balance Sheet Restructuring ▪ Buildings Group • Reduced manufacturing facilities from 15 to 8 • Maintained customer touch points (sales/service) • Transitioned to a single leadership role for both RCC & NCI Buildings groups • Manufacturing operations reorganized • Engineering and Drafting reorganized ▪ Components Group • Reduced manufacturing facilities from 22 to 18 • Maintained the necessary footprint to service external customers and provide support for the Buildings group’s needs 36

Employee Reduction 37 Total Headcount 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Oct-'08 Jan-'09 Apr-'09 Jul-'09 Oct-'09 Jan-'10 Apr-'10 Jul-'10 Oct-'10 Oct-'11 Oct-'12 Jan-'13 *October '12 includes 330 employees from the Metl - Span Acquisition and 62 employees from plant expansions (Mattoon - 25 and Middletown - 37) * January '13 includes 394 employees from the Metl - Span Acquisition and 87 employees from plant expansions (Mattoon - 24 and Middletown - 63)

MANUFACTURING PLANTS BEFORE AFTER COATERS COMPONENTS BUILDINGS TOTAL 5 22 15 42 5 18 8 31 NCI Manufacturing Plants After 2009 Reductions 38 Before After

Significant Cost Reductions Completed Cost Reduction Summary 39 ($ in thousands) COST REDUCTION HEADCOUNT REDUCTION BY SEGMENT Indirect Costs a Direct Variable Costs b Total Cost Savings % Reduction Number % Reduction Buildings $88,205 $374,188 $462,393 48.2% 1,530 41.8% Components 23,016 152,532 175,548 33.9% 547 36.7% Coaters 2,321 29,326 31,647 46.8% 40 10.3% Corporate 7,703 5,319 13,022 20.2% 61 25.3% Total $121,245 $561,365 $682,610 42.4% 2,178 37.7% BY COST LINE ITEM Cost of Goods $71,250 $522,664 $593,914 44.8% 1,619 43.3% Engineering 19,004 3,573 22,577 41.9% 217 33.0% ESG&A 30,991 35,128 66,119 28.6% 342 24.7% Total $121,245 $561,365 $682,610 42.4% 2,178 37.7% a Indirect cost reductions represent 30% of total 2008 indirect costs. b Direct variable costs include such items as Materials, Bonus, Commission, etc. that will vary based on NCI's performance with ou t any other action.

$146 $ 154 $105 $100 $84 $128 $138 $176 $176 $ 201 $45 $16 $36 $77 $0 $50 $100 $150 $200 $250 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 $11.70 $12.15 $5.03 $ 8.40 $6.00 $12.65 $11.78 $16.41 $13.89 $19.54 - $0.68 - $ 3.21 - $1.96 - 0.23 -$5 $0 $5 $10 $15 $20 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Historical Performance 40 * Adjusted Earnings (Loss) per Diluted Common Share is a non - GAAP financial measure which is reconciled to the most comparable GAAP financial measure as indicated in the Appendix. The Adjusted Earnings (Loss) per Diluted Common Share has been retrospectively adjusted for the Reverse Stock Split that occurred on March 5, 2010. * Adjusted EBITDA is defined in the Company’s credit facilities and is calculated within the Appendix. Adjusted Earnings (Loss) Per Diluted Common Share* Adjusted EBITDA* $937 $1,018 $955 $953 $898 $1,085 $1,130 $ 1 , 571 $1,625 $1,763 $965 $871 $960 $1,154 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Sales (in millions) (in millions)

$20.9 $24.3 $36.0 $ 47.2 $27.9 $28.4 $35.8 $45.6 $31.3 $30.9 $52.2 $ 61.6 $34.3 $28.3 $53.9 $59.7 $30.7 $42.5 $66.8 $ 61.0 $1.6 $3.1 $21.4 $18.5 - $2.6 $1.1 $10.2 $ 7.4 - $4.3 $7.7 $14.7 $17.5 $12.8 $15.3 $18.9 $ 29.5 $215 $255 $296 $319 $245 $251 $293 $ 341 $293 $330 $449 $499 $360 $368 $434 $ 463 $361 $416 $477 $509 $260 $224 $238 $ 243 $182 $202 $245 $242 $190 $226 $262 $ 282 $244 $250 $298 $362 -$50 -$25 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 $275 $300 $325 $350 $375 $400 $425 $450 $475 $500 $525 $550 -$8 -$4 $0 $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 $88 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 * Q2 '08 * Q3 '08 * Q4 '08 * Q1 '09 * Q2 '09 * Q3 '09 * Q4 '09 * Q1 '10* Q2 '10* Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Adjusted EBITDA Sales Seasonal Trends Fiscal Q1 2004 through Q4 2012 41 *Sales amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. Adjusted EBITDA (in millions) Sales (in millions)

NCI Capital Structure Over Time 42 $565 $474 $433 $417 $368 $ 297 $249 $217 $373 $498 $497 $474 $150 $ 136 $131 $234 $146 $154 $105 $100 $84 $ 128 $138 $176 $176 $201 $45 $16 $36 $ 77 $0 $100 $200 $300 $400 $500 $600 May 1998 Oct 1998 Oct 1999 Oct 2000 Oct 2001 Nov 2002 Nov 2003 Oct 2004 Oct 2005 Oct 2006 Oct 2007 Nov 2008 Nov 2009 Oct 2010 Oct 2011 Oct 2012 Outstanding Debt Adjusted EBITDA $865 $937 $1,018 $955 $953 $898 $1,085 $ 1 , 130 $1,571 $1,625 $1,763 $965 $871 $960 $1,154 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Sales NCI Sales NCI’s Capital Structure (in millions) (in millions) $60 $80 $100 $120 $140 $160 $180 $200 $220 $240 $260 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 Source: McGraw-Hill Overall Nonresidential Construction Spending (in billions)

2009 and 2012 Capital Transactions ($ in millions) Cash 105$ 90$ 32$ Debt: $125 Million Revolver -$ n/a n/a $125 Million ABL Credit Facility n/a -$ n/a $150 Million ABL Revolver n/a n/a -$ Term Loan 293 150 237 Interest Rate L+150 L+600 L+675 FL 2.00% FL 1.25% Convertible Notes 180 n/a n/a Interest Rate 2.125% Industrial Revenue Bond 1 n/a n/a Total Debt 474$ 150$ 237$ Net Debt 369$ 60$ 217.0$ Net Debt Leverage 4.23x 1.34x 2.71x Convertible Preferred Stock: As-Converted Common Shares n/a 39.2 54.1 As-Converted Market Value n/a 384$ 599$ Common Stock: Shares Outstanding 4.0 18.1 20.3 Market Value 79$ 177$ 225$ Total As-Converted Common Stock: Shares Outstanding 4.0 57.3 74.5 Market Value 79$ 562$ 824$ Capitalization Jul 29, 2012 Acquisition Financing and Dividend Elimination Jun 22, 2012 Financial Covenants Capitalization Nov 1, 2009 Financial Covenants Financial Covenants Capitalization Aug 2, 2009 Recapitalization Oct 20, 2009 Replaced revolver with $125 million undrawn ABL facility. Prior revolver matured in June 2009. The ABL facility matures in April 2014. Amended/Extended term loan and paid down $143 million. Extended maturity date from June 2010 to April 2014. Exchanged convertible notes for $90 million cash and 14.0* million shares of common stock. Sold $250 million convertible preferred stock. The preferred stock has a call/put feature in 2019. Amended, extended and upsized the ABL Revolver from $125 million to $150 million in connection with the acquisition of Metl - Span. The facility matures May 2, 2018. Replaced and upsized the existing Term Loan with a $250 million facility in connection with the Metl - Span acquisition. The facility matures May 2, 2018. Eliminated future Dividend obligations for the C onvertible P referred S tock by amending the facility and issuing additional shares of preferred stock which are convertible into 5.9 million shares of Common Stock. Prior to this amendment the Convertible P referred Stock required quarterly dividends to be paid at a rate of 8% if paid in cash or 12% if paid in kind. 43 * On March 5, 2010, the company filed an amendment to its certificate of Incorporation to effect the reverse stock split at an exchange ration of 1 - to - 5. As such we have retrospectively adjusted the shares of common stock. Net Indebtedness to Adjusted EBITDA Covenant Beginning in October 2011 : 5.0 x then quarterly step downs. ABL Fixed Charge Coverage Covenant: 1.0 : 1.0 required only when excess available borrowings are less than $ 15 million. Net Debt Leverage Ratio Beginning in October 2012: 3.75x then annual step downs to 3.25x in October 2013 and 2.75x in October 2014. ABL Fixed Charge Coverage Covenant: 1.0:1.0 required only when excess available borrowings are less than $15 million. Gross Leverage Ratio Covenant: 4.0x Senior Gross Leverage Ratio Covenant: 2.75x

Financial Appendix

45 Adjusted Earnings (Loss) Per Diluted Common Share 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Earnings (loss) per diluted common share, GAAP basis $12.15 $4.55 $(9.05) $6.00 $11.20 $12.08 $15.91 $13.89 $18.49 $(171.18) $(17.07) $(2.58) $(3.81) Goodwill and other intangible asset impairment - - - - - - 17.45 - - - - - - - - - - - - - - - - - - 136.26 - - - - - - - - - Debt extinguishment and refinancing costs - - - - - - - - - - - - 1.45 - - - - - - - - - - - - 21.70 - - - - - - 0.21 Acquisition related costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.21 Lower of cost or market adjustment - - - - - - - - - - - - - - - - - - - - - - - - 0.45 5.85 - - - - - - - - - Convertible preferred stock beneficial conversion feature - - - - - - - - - - - - - - - - - - - - - - - - - - - 2.39 13.73 0.51 3.21 Change in control charges - - - - - - - - - - - - - - - - - - - - - - - - - - - 1.56 - - - - - - - - - Restructuring charge - - - 0.48 - - - - - - - - - - - - - - - - - - 0.15 1.27 0.12 (0.01) - - - Asset impairment - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.88 0.03 0.04 - - - Interest rate swap - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.43 - - - - - - - - - Environmental and other contingency adjustments - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.16 0.01 0.01 - - - Gain on embedded derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (0.03) (0.00) (0.00) Executive retirement costs - - - - - - - - - - - - - - - - - - - - - - - - 0.45 - - - - - - - - - 0.02 Group medical benefit - - - - - - - - - - - - - - - (0.30) - - - - - - - - - - - - - - - - - - - - - Self - insurance reserve - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.08 (0.06) Adoption of FAS 123 (R) - - - - - - - - - - - - - - - - - - 0.50 - - - - - - - - - - - - - - - - - - "Adjusted" earnings (loss) per diluted common share a,b $12.15 $5.03 $8.40 $6.00 $12.65 $11.78 $16.41 $13.89 $19.54 $(0.68) $(3.21) $(1.96) $(0.23) # of Diluted shares 3,657 3,653 3,738 3,794 3,999 4,171 4,264 4,139 3,886 4,403 18,229 18,369 18,932 a The Company discloses a tabular comparison of “Adjusted” earnings (loss) per diluted common share, which is a non - GAAP measure because it is referred to in the text of our press releases and is instrumental in comparing the results from period to period. “Adjusted” earnings (loss) per diluted common share should not be considered i n i solation or as a substitute for earnings (loss) per diluted common share as reported on the face of our consolidated statement of operations. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exc hange ratio of 1 - for - 5. As such, we have retrospectively adjusted basic and diluted earnings (loss) per common share, common stock, stock options, and common stock equivalents for the reverse stock split in a ll periods presented.

($ in thousands) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Net income (loss) applicable to common shares, GAAP basis $44,407 $16,535 $(33,773) $22,800 $44,890 $51,337 $68,946 $58,568 $73,278 $(753,633) $(311,227) $(47,466) $(72,120) Goodwill and other intangible asset impairment - - - - - - 65,087 - - - - - - - - - - - - - - - - - - 599,966 - - - - - - - - - Debt extinguishment and refinancing costs - - - - - - - - - - - - 5,766 - - - - - - - - - - - - 95,559 (49) - - - 3,965 Acquisition related costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 3,941 Lower of cost or market adjustment - - - - - - - - - - - - - - - - - - - - - - - - 1,687 25,773 - - - - - - - - - Convertible preferred stock beneficial conversion feature - - - - - - - - - - - - - - - - - - - - - - - - - - - 10,526 250,294 9,396 60,681 Change in control charges - - - - - - - - - - - - - - - - - - - - - - - - - - - 6,880 - - - - - - - - - Restructuring charge - - - 1,745 - - - - - - - - - - - - - - - - - - 652 5,576 2,296 (180) - - - Asset impairment (Recovery) - - - - - - - - - - - - - - - - - - - - - - - - 97 3,875 696 691 (6) Interest rate swap - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,893 - - - - - - - - - Environmental and other contingency adjustments - - - - - - - - - - - - - - - - - - - - - - - - - - - 687 116 181 - - - Gain on embedded derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (609) (16) (13) Executive retirement costs - - - - - - - - - - - - - - - - - - - - - - - - 1,748 - - - - - - - - - 313 Group medical benefit - - - - - - - - - - - - - - - (1,250) - - - - - - - - - - - - - - - - - - - - - Self - insurance reserve - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,477 (1,188) Adoption of FAS 123 (R) - - - - - - - - - - - - - - - - - - 2,116 1,748 - - - - - - - - - - - - - - - "Adjusted" net income (loss) applicable to common shares a $44,407 $18,280 $31,314 $22,800 $50,656 $50,087 $71,062 $60,316 $77,462 $(2,898) $(58,483) $(35,917) $(4,427) a The Company discloses a tabular comparison of “Adjusted” net income (loss) applicable to common shares, which is a non - GAAP meas ure because it is referred to in the text of our press releases and is instrumental in comparing the results from period to period. “Adjusted” net income (loss) applicable to common shares should no t be considered in isolation or as a substitute for net income (loss) applicable to common shares as reported on the face of our consolidated statement of operations. *Adjustments are net of taxes. 46 Adjusted Net Income (Loss) Applicable to Common Shares

47 Reconciliation of Quarterly Adjusted EBITDA a to Net Income (Loss), 2008 thru 2009 ($ in thousands) ) Q1 b 2008 Q2 b 2008 Q3 b 2008 Q4 b 2008 Q1 b 2009 Q2 b 2009 Q3 b 2009 Q4 b 2009 Net Income (Loss) 6,100 13,466 30,494 23,218 (529,981) (121,571) 2,607 (101,851) Income Taxes 3,823 8,537 18,554 17,092 (34,861) (16,382) 1,825 (7,495) Interest Expense, Net 8,522 7,748 7,463 7,761 6,623 6,168 6,487 9,578 Depreciation & Amortization 9,144 8,645 8,665 8,334 8,324 8,436 7,586 7,640 Acquisition - Related Costs --- --- --- --- --- --- --- --- Executive Retirement --- --- --- --- --- --- --- --- Stock - Based Comp 2,871 3,442 1,563 1,628 1,372 1,177 1,241 1,045 Goodwill & Other Intangible Asset Impairment --- --- --- --- 517,628 104,936 --- --- Cash Restructuring Charges (Recovery) 226 640 43 150 2,479 3,796 1,213 1,564 Transaction Costs --- --- --- --- --- 629 401 107,718 Lower of Cost or Market Adjustment, Net --- --- --- 2,739 29,378 10,608 --- --- Asset Impairments (Recovery) --- --- --- 157 623 5,295 26 347 Gain on Embedded Derivative --- --- --- --- --- --- --- --- Pre - Acquisition Contingency Adjustment --- --- --- --- --- --- --- --- ADJUSTED EBITDA a 30,686 42,478 66,782 61,079 1,585 3,092 21,386 18,546 a The Company's Credit Agreement defines adjusted EBITDA. Adjusted EBITDA excludes non - cash charges for goodwill and other asset impairments and stock compensation as well as certain non - recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Note facility, the Company entered into an Asset - Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non - recurring charges. The Company is disclosin g adjusted EBITDA, which is a non - GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operatio nal results. b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470 - 20, “De bt with Conversion and Other Options” as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations.

48 Reconciliation of Quarterly Adjusted EBITDA a to Net Income (Loss), 2010 thru Q1 2013 ($ in thousands) ) Q1 b 2010 Q2 b 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Net Income (Loss) (10,486) (7,656) (3,299) (5,436) (12,725) (3,229) 2,593 3,411 589 1,321 (3,267) 6,270 (3,627) Income Taxes (5,779) (5,536) (221) (1,794) (5,009) (1,786) --- 398 426 942 (663) 3,379 (1,825) Interest Expense, Net 4,507 4,670 4,392 4,258 4,177 3,870 3,864 3,685 3,296 3,034 4,159 6,226 6,244 Depreciation & Amortization 7,522 7,479 7,457 7,309 7,236 7,187 7,187 6,753 6,158 5,841 7,248 10,355 9,122 Acquisition - Related Costs --- --- --- --- --- --- --- --- 396 1,494 2,946 153 --- Executive Retirement --- --- --- --- --- --- --- --- --- 508 --- --- --- Stock - Based Comp 801 1,403 1,374 1,375 1,685 1,671 1,776 1,776 1,972 2,119 2,090 3,116 3,442 Goodwill & Other Intangible Asset Impairment --- --- --- --- --- --- --- --- --- --- --- --- --- Cash Restructuring Charges (Recovery) 524 829 551 1,628 --- --- (575) 283 --- --- --- --- --- Transaction Costs 174 --- --- (250) --- --- --- --- --- --- 6,437 --- --- Lower of Cost or Market Adjustment, Net --- --- --- --- --- --- --- --- --- --- --- --- --- Asset Impairments (Recovery) 1,029 (116) (64) 221 --- --- (93) 1,214 --- --- (22) 13 --- Gain on Embedded Derivative (919) (4) (7) (7) (7) (6) (6) (6) (5) (6) (5) (5) (5) Pre - Acquisition Contingency Adjustment --- --- --- 178 252 --- --- --- --- --- --- --- --- ADJUSTED EBITDA a (2,627) 1,069 10,183 7,482 (4,391) 7,707 14,746 17,514 12,832 15,253 18,923 29,507 13,351 a The Company's Credit Agreement defines adjusted EBITDA. Adjusted EBITDA excludes non - cash charges for goodwill and other asset impairments and stock compensation as well as certain non - recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Note facility, the Company entered into an Asset - Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non - recurring charges. The Company is disclosin g adjusted EBITDA, which is a non - GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operatio nal results. b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470 - 20, “De bt with Conversion and Other Options” as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations.

49 Reconciliation of Annual Adjusted EBITDA b to Net Income to (Loss) ($ in thousands)) 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Net Income (Loss) $37,318 $44,577 $44,407 $16,535 $(33,773) a $22,800 $44,890 $51,337 $68,946 $58,568 $73,278 $(750,796) $(26,877) $(9,950) $4,913 Income Taxes 24,531 32,294 32,866 16,151 19,970 14,758 29,767 37,383 42,213 37,879 48,006 (56,913) (13,330) (6,397) 4,084 Interest Expense, Net 20,756 35,449 39,069 33,090 21,591 19,777 15,126 16,931 27,353 36,468 31,494 28,856 17,827 15,596 16,715 Depreciation & Amortization 17,818 28,542 33,487 34,866 22,883 23,007 22,974 24,488 30,292 34,697 34,788 31,986 29,767 28,363 29,602 401(k) Stock Contributions 2,219 4,144 3,677 3,491 3,581 3,229 5,080 3,849 - - - - -- - - - - - - - - - - - - - - - Stock - Based Compensation - - - - - - - - - - - - - - - - - - 683 3,684 7,161 8,610 9,504 4,835 4,953 6,908 9,297 Goodwill & Other Intangible Asset Impairment - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 622,564 - - - - - - - - - Cash Restructuring Charges - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,059 9,052 3,532 (292) - - - Acquisition - Related Costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 4,989 Transaction Costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 108,748 (76) - - - 6,437 Lower of Cost or Market Adjust., Net - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,739 39,986 - - - - - - - - - Asset Impairments (Recoveries) - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 157 6,291 1,070 1,121 (9) Executive Retirement - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 508 Non - Cash Real Estate Write Down, Net of Tax - - - - - - - - - 1,330 - - - 391 - - - - - - - - - - - - - - - - - - - - - - - - - - - Debt Refinancing - - - 1,001 - - - - - - 808 - - - 9,879 - - - - - - - - - - - - - - - - - - - - - - - - Cumulative Effects of Accounting Change, Net of Tax - - - - - - - - - - - - 65,087 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Embedded Derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (937) (25) (21) Pre - Acquisition Contingency Adjust. - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 178 252 ADJUSTED EBITDA b $102,642 $146,007 $153,506 $105,463 $100,147 $83,962 a $128,399 $137,672 $175,965 $176,222 $201,025 $44,609 $16,107 $35,576 $76,515 a Includes a pre - tax non - cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. b The Company's Credit Agreement defines adjusted EBITDA. Adjusted EBITDA excludes non - cash charges for goodwill and other asset i mpairment and stock compensation as well as certain non - recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Note facility , t he Company entered into an Asset - Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non - recurring charges. The Company is disclosing adjusted EBITDA, which is a n on - GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

50 Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges ($ in thousands) 1998 1999 2000 2001 2002 2003 2004 2005 2006 b 2007 b 2008 b, c 2009 b, c 2010 2011 2012 Operating Income (Loss ), GAAP Basis $79,309 $108,442 $113,670 $64,825 $72,224 $57,163 $96,976 $104,470 $137,985 $131,720 $154,826 $(683,318) $(24,587) $(1,627) $31,689 Goodwill and Other Intangible Impairments - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 622,564 - - - - - - - - - Goodwill Amortization - - - 11,208 11,468 12,232 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Lower of Cost or Market Charge - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,739 39,986 - - - - - - - - - Acquisition Related Costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 4,989 Change in Control Charges - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 11,168 - - - - - - - - - Restructuring Charges - - - - - - - - - 2,815 - - - - - - - - - - - - - - - - - - 1,059 9,052 3,532 (292) - - - Asset Impairments (Recoveries) - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 157 6,291 1,070 1,121 (9) Executive Retirement - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,852 - - - - - - - - - 508 Environmental and Other Contingency Adjustments - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,115 178 252 - - - Increase in Actuarial Determined General Liability Self - Insurance Reserve - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,398 (1,929) Nonrecurring Acquisition Expense 2,060 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Adjusted Operating Income (Loss) a $81,369 $119,650 $125,138 $79,872 $72,224 $57,163 $96,976 $104,470 $137,985 $131,720 $161,633 $6,858 $(19,807) $1,852 $35,248 a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non - GAAP measure because it is instru mental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our co nso lidated statement of operations . b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470 - 20, "Deb t with Conversion and Other Options." c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and th e rationalization of our operations.

51 Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges ($ in thousands) For the Year Ended October 28, 2012 Metal Coil Coating Metal Components Engineered Building Systems Corporate Consolidated Operating Income (Loss), GAAP basis $22,322 $34,147 $37,596 ($62,376) $31,689 Acquisition - Related Costs --- --- --- 4,989 4.989 Actuarial Determined General Liability Self - Insurance Recovery --- (1,929) --- --- (1,929) Executive Retirement --- --- --- 508 508 Asset Recovery --- (9) --- --- (9) “Adjusted” Operating Income (Loss) a $22,322 $32,209 $37,596 ($56,879) $35,248 ($ in thousands) For the Year Ended October 30, 2011 Metal Coil Coating Metal Components Engineered Building Systems Corporate Consolidated Operating Income (Loss), GAAP basis $17,944 $20,643 $13,011 ($53,225) ($1,627) Asset Impairments ( Recoveries) --- (84) 958 247 1,121 Restructuring Recovery --- --- (292) --- (292) Pre - acquisition Contingency Adjustment --- --- 252 --- 252 Actuarial Determined General Liability Self - Insurance Charge --- 2,398 --- --- 2,398 “Adjusted” Operating Income (Loss) a $17,944 $22,957 $13,929 ($52,978) $1,852 a The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non - GAAP measure because it is instrume ntal in comparing the results from period to period. " Adjusted" operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as rep ort ed on the face of our statement of operations.

52 Reconciliation of Segment Sales to Third Party Segment Sales ($ in thousands) ) Q1 2009 a Q1 2010 a Q1 2011 Q1 2012 Q1 2013 Metal Coil Coating Total Sales 41,501 13% 39,031 17% 42,274 18% 49,083 16% 49,271 14% Inter - segment (30,077) (26,223) (25,081) (28,845) (30,050) Third Party Sales 11,424 4% 12,808 7% 17,193 9% 20,238 8% 19,221 6% Operating Profit (Loss) (63,760) (558%) 3,119 24% 3,444 20% 5,302 26% 5,542 29% Metal Components Total Sales 121,480 39% 86,806 38% 90,305 39% 105,752 36% 153,904 44% Inter - segment (20,438) (16,668) (16,289) (18,456) (17,376) Third Party Sales 101,042 39% 70,138 38% 74,016 39% 87,296 36% 136,528 46% Operating Profit (Loss) (128,607) (127%) 1,791 3% 353 0% 5,541 6% 6,072 4% Engineered Building Systems Total Sales 151,848 48% 101,938 45% 101,412 43% 140,298 48% 147,566 42% Inter - segment (4,511) (2,677) (2,535) (4,229) (5,731) Third Party Sales 147,337 57% 99,261 55% 98,877 52% 136,069 56% 141,835 48% Operating Profit (Loss) (352,214) (239%) (5,818) (6%) (5,410) (5%) 7,596 6% 4,041 3% Consolidated Total Sales 314,829 100% 227,775 100% 233,991 100% 295,133 100% 350,741 100% Inter - segment (55,026) (45,568) (43,905) (51,530) (53,157) Third Party Sales 259,803 100% 182,207 100% 190,086 100% 243,603 100% 297,584 100% Operating Profit (Loss) (557,833) b (215%) (12,732) (7%) (14,136) (7%) 4,285 2% 398 0% a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and t he rationalization of our operations. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of c os t or market write downs.

53 Reconciliation of Segment Sales to Third Party Segment Sales ($ in thousands) ) Q2 2008 a Q2 2009 a Q2 2010 a Q2 2011 Q2 2012 H1 2008 a H1 2009 a H1 2010 a H1 2011 H1 2012 Metal Coil Coating Total Sales 80,171 16% 39,526 15% 44,759 18% 47,927 17% 48,839 16% 142,446 15% 81,027 14% 83,790 17% 90,201 17% 97,922 16% Inter - segment (52,883) (27,313) (27,663) (30,942) (29,267) (95,776) (57,390) (53,886) (56,023) (58,112) Third Party Sales 27,288 7% 12,213 5% 17,096 8% 16,985 7% 19,572 8% 46,670 6% 23,637 5% 29,904 8% 34,178 8% 39,810 8% Operating Profit (Loss) 6,698 25% (42,982) (352%) 4,092 24% 4,378 26% 4,890 25% 9,385 20% (106,742) (452%) 7,211 24% 7,822 23% 10,192 26% Metal Components Total Sales 165,384 33% 101,554 37% 95,069 37% 103,375 37% 106,742 35% 310,551 33% 223,034 38% 181,875 38% 193,680 38% 212,494 36% Inter - segment (26,031) (14,874) (20,693) (20,762) (21,418) (47,835) (35,312) (37,361) (37,051) (39,874) Third Party Sales 139,353 33% 86,680 39% 74,376 37% 82,613 37% 85,324 34% 262,716 34% 187,722 39% 144,514 37% 156,629 38% 172,620 35% Operating Profit (Loss) 15,170 11% (28,117) (32%) 5,613 8% 7,400 9% 9,018 11% 24,689 9% (156,724) (83%) 7,404 5% 7,753 5% 14,559 8% Engineered Building Systems Total Sales 259,280 51% 128,795 48% 113,403 45% 129,790 46% 148,715 49% 485,504 52% 280,643 48% 215,341 45% 231,202 45% 289,013 48% Inter - segment (10,151) (3,407) (3,302) (3,823) (3,380) (17,806) (7,918) (5,979) (6,358) (7,609) Third Party Sales 249,129 60% 125,388 56% 110,101 55% 125,967 56% 145,335 58% 467,698 60% 272,725 56% 209,362 55% 224,844 54% 281,404 57% Operating Profit (Loss) 25,326 10% (46,350) (37%) (5,649) (5%) (154) (0%) 6,740 5% 45,789 10% (398,564) (146%) (11,467) (5%) (5,564) (2%) 14,336 5% Consolidated Total Sales 504,835 100% 269,875 100% 253,231 100% 281,092 100% 304,296 100% 938,501 100% 584,704 100% 481,006 100% 515,083 100% 599,429 100% Inter - segment (89,065) (45,594) (51,658) (55,527) (54,065) (161,417) (100,620) (97,226) (99,432) (105,595) Third Party Sales 415,770 100% 224,281 100% 201,573 100% 225,565 100% 250,231 100% 777,084 100% 484,084 100% 383,780 100% 415,651 100% 493,834 100% Operating Profit (Loss) 29,538 7% (132,018) b (59%) (9,157) (5%) (1,844) (1%) 4,944 2% 48,048 6% (689,851) b (143%) (21,889) (6%) (15,980) (4%) 9,229 2% a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and t he rationalization of our operations. b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD) ; and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD).

54 Reconciliation of Segment Sales to Third Party Segment Sales ($ in thousands) ) Q3 2008 a Q3 2009 a Q3 2010 Q3 2011 Q3 2012 Metal Coil Coating Total Sales 90,731 15% 44,256 15% 51,200 17% 54,472 16% 54,342 15% Inter - segment (62,842) (28,196) (33,315) (34,651) (34,927) Third Party Sales 27,889 6% 16,060 7% 17,885 7% 19,821 8% 19,415 7% Operating Profit (Loss) 11,352 41% 1,016 6% 5,201 29% 5,219 26% 5,112 26% Metal Components Total Sales 202,826 35% 113,216 40% 115,507 37% 116,050 36% 142,092 39% Inter - segment (34,367) (17,134) (26,090) (23,049) (22,278) Third Party Sales 168,459 35% 96,082 40% 89,417 37% 93,001 35% 119,814 40% Operating Profit (Loss) 32,171 19% 13,128 14% 10,567 12% 6,545 7% 9,372 8% Engineered Building Systems Total Sales 292,127 50% 129,819 45% 141,446 46% 155,046 48% 164,265 46% Inter - segment (11,468) (4,101) (3,456) (5,730) (5,006) Third Party Sales 280,659 59% 125,718 53% 137,990 56% 149,316 57% 159,259 53% Operating Profit (Loss) 28,506 10% 9,042 7% (3,112) (2%) 7,877 5% 9,078 6% Consolidated Total Sales 585,684 100% 287,291 100% 308,153 100% 325,568 100% 360,699 100% Inter - segment (108,677) (49,431) (62,861) (63,430) (62,211) Third Party Sales 477,007 100% 237,860 100% 245,292 100% 262,138 100% 298,488 100% Operating Profit (Loss) 55,697 12% 10,227 4% 1,076 0% 6,569 3% 7,034 2% a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and t he rationalization of our operations.

55 Reconciliation of Segment Sales to Third Party Segment Sales ($ in thousands) ) Q4 2008 a Q4 2009 a Q4 2010 Q4 2011 Q4 2012 Metal Coil Coating Total Sales 72,480 12% 44,614 15% 46,884 16% 56,425 16% 57.963 14% Inter - segment (50,082) (31,122) (29,433) (35,030) (36,082) Third Party Sales 22,398 4% 13,492 6% 17,451 7% 21,395 8% 19,415 6% Operating Profit (Loss) 8,575 38% 6,037 45% 3,754 22% 4,903 23% 21,881 32% Metal Components Total Sales 201,878 33% 122,484 41% 118,475 39% 127,925 36% 180,267 42% Inter - segment (33,043) (17,156) (24,329) (23,758) (25,981) Third Party Sales 168,835 33% 105,328 43% 94,146 39% 104,167 35% 154,286 43% Operating Profit (Loss) 25,242 15% 13,557 13% 8,820 9% 6,345 6% 10,216 7% Engineered Building Systems Total Sales 331,484 55% 128,476 44% 133,959 45% 162,346 48% 190,195 44% Inter - segment (14,068) (3,988) (4,102) (6,120) (4,674) Third Party Sales 317,416 63% 124,488 51% 129,857 54% 156,226 57% 185,521 51% Operating Profit (Loss) 33,857 11% 515 0% (3,859) (3%) 10,698 7% 14,182 8% Consolidated Total Sales 605,842 100% 295,574 100% 299,318 100% 346,696 100% 428,425 100% Inter - segment (97,193) (52,266) (57,864) (64,908) (66,737) Third Party Sales 508,649 100% 243,308 100% 241,454 100% 281,788 100% 361,688 100% Operating Profit (Loss) 51,202 10% (3,694) b (2%) (3,774) (2%) 7,784 3% 15,426 4% Q4 2012 a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and t he rationalization of our operations. b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges .

56 Reconciliation of Segment Sales to Third Party Segment Sales ($ in thousands) ) H2 2008 a H2 2009 a H2 2010 H2 2011 H2 2012 Metal Coil Coating Total Sales 163,211 14% 88,870 15% 98,084 16% 110,897 17% 112,305 14% Inter - segment (112,924) (59,318) (62,748) (69,681) (71,009) Third Party Sales 50,287 5% 29,552 6% 35,336 7% 41,216 8% 41,296 6% Operating Profit (Loss) 19,927 40% 7,053 24% 8,955 25% 10,122 25% 12,130 29% Metal Components Total Sales 404,704 34% 235,700 41% 233,982 39% 243,975 36% 322,359 41% Inter - segment (67,410) (34,290) (50,419) (46,807) (48,259) Third Party Sales 337,294 34% 201,410 42% 183,563 38% 197,168 36% 274,100 42% Operating Profit (Loss) 57,413 17% 26,685 13% 19,387 11% 12,890 7% 19,588 7% Engineered Building Systems Total Sales 623,611 52% 258,295 44% 275,405 45% 317,392 47% 354,460 45% Inter - segment (25,536) (8,089) (7,558) (11,850) (9,680) Third Party Sales 598,075 61% 250,206 52% 267,847 55% 305,542 56% 344,780 52% Operating Profit (Loss) 62,363 10% 9,557 4% (6,971) (3%) 18,575 6% 23,260 7% Consolidated Total Sales 1,191,526 100% 582,865 100% 607,471 100% 672,264 100% 789,124 100% Inter - segment (205,870) (101,697) (120,725) (128,338) (128,948) Third Party Sales 985,656 100% 481,168 100% 486,746 100% 543,926 100% 660,176 100% Operating Profit (Loss) 106,899 11% 6,533 b 1% (2,698) (1%) 14,353 3% 22,460 3% a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and t he rationalization of our operations. b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges .

57 Reconciliation of Segment Sales to Third Party Segment Sales ($ in thousands) ) FY 2008 a FY 2009 a FY 2010 FY 2011 FY 2012 Metal Coil Coating Total Sales 305,657 14% 169,897 15% 181,874 17% 201,098 17% 210,227 15% Inter - segment (208,700) (116,708) (116,634) (125,704) (129,121) Third Party Sales 96,957 5% 53,189 5% 65,240 7% 75,394 8% 81,106 7% Operating Profit (Loss) 29,312 30% (99,689) (187%) 16,166 25% 17,944 24% 22,322 28% Metal Components Total Sales 715,255 34% 458,734 39% 415,857 38% 437,655 37% 534,853 39% Inter - segment (115,245) (69,602) (87,780) (83,858) (88,133) Third Party Sales 600,010 34% 389,132 40% 328,077 38% 353,797 37% 446,720 39% Operating Profit (Loss) 82,102 14% (130,039) (33%) 26,791 8% 20,643 6% 34,147 8% Engineered Building Systems Total Sales 1,109,115 52% 538,938 46% 490,746 45% 548,594 46% 643,473 46% Inter - segment (43,342) (16,007) (13,537) (18,208) (17,289) Third Party Sales 1,065,773 61% 522,931 55% 477,209 55% 530,386 55% 626,184 54% Operating Profit (Loss) 108,152 10% (389,007) (74%) (18,438) (4%) 13,011 2% 37,596 6% Consolidated Total Sales 2,130,027 100% 1,167,569 100% 1,088,477 100% 1,187,347 100% 1,388,553 100% Inter - segment (367,287) (202,317) (217,951) (227,770) (234,543) Third Party Sales 1,762,740 100% 965,252 100% 870,526 100% 959,577 100% 1,154,010 100% Operating Profit (Loss) 154,947 9% (683,318) b (71%) (24,587) (3%) (1,627) (0%) (31,689) 3% a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and t he rationalization of our operations. b Significant special charges include: goodwill and intangible asset impairments ($622.6 million); inventory lower of cost or market write dow ns ($40.0 million); and change of control charges ($11.2 million).

NCI Building Systems, Inc. 10943 North Sam Houston Parkway West Houston, Texas 77064 www.ncilp.com 011313